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                                                                   EXHIBIT 10.20


                               FIRST AMENDMENT TO
                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT


         THIS FIRST AMENDMENT TO MORTGAGE LOAN PURCHASE AND SALE AGREEMENT (herein called this "Amendment") made as of October 15, 2002 by and between PREFERRED HOME MORTGAGE COMPANY, a Florida corporation ("Borrower"), and GUARANTY BANK, a federal savings bank ("Lender"),

                              W I T N E S S E T H:

         WHEREAS, Borrower and Lender have entered into that certain Mortgage Loan Purchase and Sale Agreement dated as of August 1, 2002 (as heretofore amended, the "Original Purchase Agreement"), for the purposes and consideration therein expressed, pursuant to which Lender became obligated to make loans to Borrower as therein provided; and

         WHEREAS, Borrower and Lender desire to amend the Original Purchase Agreement as provided herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Purchase Agreement, in consideration of the loans which may hereafter be made by Lender to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:


                                   ARTICLE I.

                           Definitions and References

         ss. 1.1. Terms Defined in the Original Purchase Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Purchase Agreement shall have the same meanings whenever used in this Amendment.

         ss. 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this ss.1.2.

                  "Amendment" has the meaning set forth in the introductory paragraph hereto.


                                                              FIRST AMENDMENT TO
                                           RESTATED PREFERRED PURCHASE AGREEMENT

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                  "Purchase Agreement" means the Original Purchase Agreement as amended hereby.

                                   ARTICLE II.

                    Amendments to Original Purchase Agreement

         ss. 2.1. Definitions. The definition of "Maximum Purchase Amount" in
Section 1.1 of the Original Purchase Agreement is hereby amended in its entirety to read as follows:

                  "'Maximum Purchase Amount' means (i) on any day during the period from October 15, 2002 through October 26, 2002, the amount equal to $35,000,000 minus the aggregate amount of purchased loans outstanding on such day under the Mortgage Loan Purchase and Sale Agreement dated as of August 1, 2002 between Technical Mortgage, L.P., a Texas limited partnership, and the Buyer, as from time to time supplemented, amended or restated (the "Technical Mortgage Purchase Agreement"), and (ii) on any day thereafter, the amount equal to $25,000,000 minus the aggregate amount of purchased loans outstanding on such day under the Technical Mortgage Purchase Agreement."


                                  ARTICLE III.

                   Conditions, Representations and Warranties

         ss. 3.1. Effective Date. This Amendment shall become effective as of the date first abovE written when and only when Lender shall have received, at Lender's office, a duly executed counterpart of this Amendment and a written opinion of Borrower's counsel, addressed to Lender and in form and substance satisfactory to Lender, to the effect that (a) this Amendment has been duly executed and delivered by Borrower and (b) the power of attorney signed by Borrower under which this Amendment has been executed and delivered has been duly authorized, executed and delivered by Borrower and duly appoints the attorney therein as the lawful attorney for Borrower for the purposes stated therein.


                                   ARTICLE IV.

                                  Miscellaneous

         ss. 4.1. Ratification of Agreement. The Original Purchase Agreement as hereby amended is hereby ratified and confirmed in all respects.

         ss. 4.2. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.


                                                              FIRST AMENDMENT TO
                                           RESTATED PREFERRED PURCHASE AGREEMENT

                                        2

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         ss. 4.3. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be duly executed by facsimile or other electronic transmission.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]


                                                              FIRST AMENDMENT TO
                                           RESTATED PREFERRED PURCHASE AGREEMENT


                                        3

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         IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.




                                            PREFERRED HOME MORTGAGE COMPANY



                                            By:   /s/ J. Eric Rome
                                                  -----------------------------
                                                  Name: J. Eric Rome
                                                  Title: Attorney-in-fact




                                            GUARANTY BANK



                                            By:   /s/ Carolyn Eskridge
                                                  -----------------------------
                                                  Carolyn Eskridge
                                                  Vice President





                                                              FIRST AMENDMENT TO
                                           RESTATED PREFERRED PURCHASE AGREEMENT